UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: September 11, 2006

(Date of earliest event reported)

CRITICAL PATH, INC.

(Exact name of registrant as specified in its charter)

California	0-25331	94-1788300
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Harrison Street, 2nd Floor, San Francisco, California 94105

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (415) 541-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On September 11, 2006, Michael J. Zukerman notified the Company of his intention to resign as Executive Vice President, General Counsel and Secretary for personal reasons effective September 30, 2006. Following his resignation, the legal department will report to James A. Clark, Executive Vice President and Chief Financial Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 14, 2006

CRITICAL PATH, INC.

By:	/s/ James A. Clark
James A. Clark
Executive Vice President and Chief Financial Officer